Exhibit 99.1

2 Allan R. Dennison Chairman

3 This meeting is being transmitted in its entirety via webcast to all interested shareholders and prospective investors.

4 Welcome to our Annual Shareholder Meeting. We appreciate your ongoing loyalty and support. Welcome!

5 • Proxy Items • Chief Financial Officer Presentation • President & CEO Comments • Final Report on Proxy Items • Question & Answer Period Agenda

6 J. Michael Adams, Jr. Margaret A. O’Malley Mark E. Pasquerilla Election of Class II Directors

7 • AmeriServ Financial, Inc. 2021 Equity Incentive Plan Approval

8 • Audit financial records for fiscal year ending 12-31-21 Ratification of Appointment of S.R. Snodgrass

9 • Compensation of Named Executive Officers of AmeriServ Financial, Inc. Advisory (Non-Binding) Vote

11 • Recognition of past and present directors Board of Directors

12 Michael D. Lynch Executive Vice President Chief Financial Officer Chief Investment Officer Chief Risk Officer

13 Forward-Looking Statements This presentation contains various forward-looking statements and includes assumptions concerning the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, intentions, operations, future results, and prospects, including statements that include the words “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan” or similar expressions. These forward-looking statements are based upon current expectations, are subject to risk and uncertainties and are applicable only as of the dates of such statements. Forward-looking statements involve risks, uncertainties and assumptions. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. You should not put undue reliance on any forward-looking statements. These statements speak only as of the date of this presentation, even if subsequently made available on our website or otherwise, and we undertake no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary statement identifying important factors (some of which are beyond the Company’s control) which could cause the actual results or events to differ materially from those set forth in or implied by the forward-looking statements and related assumptions. Such factors include the following: (i) the effect of changing regional and national economic conditions; (ii) the effects of trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve; (iii) significant changes in interest rates and prepayment speeds; (iv) inflation, stock and bond market, and monetary fluctuations; (v) credit risks of commercial, real estate, consumer, and other lending activities; (vi) changes in federal and state banking and financial services laws and regulations; (vii) the presence in the Company’s market area of competitors with greater financial resources than the Company; (viii) the timely development of competitive new products and services by the Company and the acceptance of those products and services by customers and regulators (when required); (ix) the willingness of customers to substitute competitors’ products and services for those of the Company and vice versa; (x) changes in consumer spending and savings habits; (xi) unanticipated regulatory or judicial proceedings; and (xii) other external developments which could materially impact the Company’s operational and financial performance. The foregoing list of important factors is not exclusive, and neither such list nor any forward-looking statement takes into account the impact that any future acquisition may have on the Company and on any such forward-looking statement.

14 Annual Financial Results Through 2020

15 Net Income (thousands) $0 $2,000 $4,000 $6,000 $8,000 2016 2017 2018 2019 2020 $2,310 $3,293 $7,768 $6,028 $4,598

16 Earnings Per Common Share $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 2016 2017 2018 2019 2020 $0.12 $0.18 $0.43 $0.35 $0.27

17 Tangible Book Value $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 2016 2017 2018 2019 2020 $4.41 $4.59 $4.88 $5.08 $5.42

18 Net-Interest Income (thousands) $20,000 $30,000 $40,000 2016 2017 2018 2019 2020 $34,134 $35,561 $35,494 $35,442 $36,367

19 Net Interest Margin % 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2016 2017 2018 2019 2020 3.26% 3.32% 3.31% 3.29% 3.19%

20 Total Average Loans (Millions) 600 700 800 900 1,000 2016 2017 2018 2019 2020 888 894 882 875 923

21 Short Term Investments (Millions) 0 10 20 30 40 2016 2017 2018 2019 2020 17 9 8 12 32

22 Total Average Deposits (Millions) 600 700 800 900 1,000 1,100 2016 2017 2018 2019 2020 956 976 960 980 1,035

23 Loan Loss Provision (thousands) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 2016 2017 2018 2019 2020 $3,950 $800 ($600) $800 $2,375

24 Loan Loss Provision to Net Charge-Offs (thousands) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 2016 2017 2018 2019 2020 $3,950 $800 ($600) $800 $2,375 $3,939 $518 $943 $192 $309

25 Non-Performing Assets (Thousands) $0 $2,000 $4,000 2016 2017 2018 2019 2020 $1,624 $3,034 $1,378 $2,339 $3,331

26 Aggregate Commitment for Customers Approved for Payment Relief (Millions) 0 50 100 150 200 250 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20

27 Non-Interest Revenue (excluding security sale gains/losses) (thousands) $11,000 $13,000 $15,000 $17,000 2016 2017 2018 2019 2020 $14,461 $14,531 $14,507 $15,155 $16,275

28 Non-Interest Expense (thousands) $30,000 $35,000 $40,000 $45,000 2016 2017 2018 2019 2020 $41,615 $40,767 $40,936 $41,815 $44,455

29 10.06% 11.20% 12.93% 9.29% 10.78% 10.78% 11.95% 9.03% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% Common Equity Tier 1 Capital Ratio Tier 1 Capital Ratio Total Capital Ratio Tier 1 Leverage Ratio Consolidated Bank Regulatory Well Capitalized Requirement Regulatory Capital Ratios As of December 31, 2020

30 2020 Summary • The resiliency of our community bank customer- focused business model was evident in 2020 as the Company dealt with the many unexpected challenges resulting from the COVID-19 pandemic. • The decline in earnings in 2020 was primarily driven by an increased loan loss provision expense as we prudently built our allowance for loan losses to address the economic uncertainty created by the Covid-19 pandemic.

31 2020 Summary • The Company experienced record levels of both loans and deposits as we served as an important financial resource to small businesses and consumers in our marketplace.

32 Jeffrey A. Stopko President/CEO

ASRV Branches Loan Production Offices Overview of AmeriServ Financial Inc. Branch Map Overview ▪ $1.3 Billion Community Bank Headquartered in Johnstown, PA ▪ 16 Retail Branches ▪ 2 Loan Production Offices ▪ Sizable Wealth Management Company with $2.5 Billion Assets Under Administration ▪ Stable deposit base in core markets with 20% deposit market share in Cambria County ▪ Commercial Loan Portfolio well diversified in nearby faster growing markets Financial Highlights as of 03/31/2021 ($ Millions except per share data) Total Assets $1304.5 Total Loans $ 986.6 Total Deposits $1117.1 Shareholders Equity $ 105.3 2020 Net Income $ 4.6 2020 Earnings Per Share $ 0.27 Tangible Book Value/Share $ 5.47 NASDAQ Ticker Symbol ASRV Market Cap $ 69.3

34 $0 $500 $1,000 $1,500 $2,000 $2,500 1Q '19 2Q 3Q 4Q 1Q '20 2Q 3Q 4Q 1Q '21 1,878 1,792 1,689 669 1,409 1,419 1,078 692 2,081 Net Income (Thousands)

35 $0.00 $0.05 $0.10 $0.15 1Q '19 2Q 3Q 4Q 1Q '20 2Q 3Q 4Q 1Q '21 $0.11 $0.10 $0.10 $0.04 $0.08 $0.08 $0.06 $0.04 $0.12 Earnings per Share

36 Create long-term value for our shareholders by: • Maintaining financially strong balance sheet • Appropriately managing risk • Consistently improving shareholder returns AmeriServ Strategic Plan

37 Financially Strong Balance Sheet Demand Deposits $207.4 Savings, NOW & Money Market, $607.5 Certificates of Deposit $256.7 Jumbo Certificates of Deposit $45.4 $1.1 Billion 19% 4% 23% 54% Deposit Composition ($mm) As of March 31, 2021

38 Financially Strong Balance Sheet Loan Portfolio Composition ($mm) As of March 31, 2021 38 Residential Mortgage $155.3 Home Equity & Consumer $91.7 Commercial & Industrial $144.7 Commercial Real Estate $527.6 $986.6 Million 75% Commercial / 25% Retail Non-Owner Occupied CRE / Total Capital Ratio: 348% PPP Loans $67.3

39 $240.9 33% $290.8 39% $108.1 15% $99.8 13% Johnstown Pittsburgh Hagerstown State College/Altoona Loan Total = $739.6 MIllion Financially Strong Balance Sheet Commercial Loan Portfolio Diversification ($mm) As of March 31, 2021

40 • Generate positive operating leverage by growing revenues at a faster pace than expenses • Conservatively manage our asset quality while working with customers in pandemic impacted industries • Successfully execute a profitable branch acquisition in Somerset County • Continue our diligent focus on capital allocation Strategic Outlook for 2021

41 • Both net interest income and non-interest income are expected to grow nicely in 2021 • The growth in net interest income will be fueled by our continued participation in the Paycheck Protection Loan Program (PPP) and the redeployment of excess liquidity from the surge in deposits into higher yielding loans and investment securities • Our revenue diversification, with a strong non-interest income component, will continue to be driven by our profitable growing Wealth Management Company Generate Positive Operating Leverage

42 • PPP loans have a 1% interest rate and are fully guaranteed by the SBA so there is no credit risk. • Banks earn an attractive processing fee for issuing loans. • As a community bank focusing on small business, the PPP loan program has been very successful for AmeriServ Financial. Paycheck Protection Program (PPP)

43 Paycheck Protection Program - 2021 Expected Fee Income Loan Amount # of Loans Approvals Fee % Fee Income Loans up to $50,000 152 $ 2,851,000 12.6% $ 359,000 Loans from $50,001 to $349,999 72 $ 9,756,000 5.0% $ 488,000 Loans $350,000 to $2 million 23 $18,940,000 3.0% $ 568,000 Total 247 $31,547,000 4.5% $ 1,415,000

44 Paycheck Protection Program Fee Income Recognition PPP Fees Recognized as Income in 2020 $ 1,411,000 PPP Fees Recognized as Income in 1Q 2021 $ 739,000 Remaining PPP Fees Eligible for Income Recognition $ 1,430,000 Potential PPP Fee Income for 2021 $ 2,169,000

45 Generate Positive Operating Leverage Net Interest Income Growth • Strong commercial loan pipelines suggest that we will be able to redeploy some of our excess liquidity into the higher yielding commercial loan portfolio • We will also portfolio more residential mortgage loans to help utilize some of this liquidity • Recent steepening of the yield curve provides more investment security purchase opportunities • We will continue to focus on reducing deposit costs to address net interest margin pressure

46 Total Deposit Cost % 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1Q '19 2Q 3Q 4Q 1Q '20 2Q 3Q 4Q 1Q '21 1.14% 1.17% 1.17% 1.09% 1.01% 0.73% 0.65% 0.59% 0.52%

47 47 Revenue Diversification Promotes Positive Operating Leverage Non-Interest Income 31% Net Interest Income 69% ASRV generates more revenue from non-interest income than our peers due to our strong wealth management company.

48 • Profitable Company with increasing financial contribution to ASRV • Good Diversification of business lines within Wealth Management: • Retirement Services, Personal Trust, Investment Management, ERECT Fund & Diversified Services Revenue Diversification Promotes Positive Operating Leverage Wealth Management

49 • Unique ERECT Fund product allows us to leverage union relationships • Scalable business model well positioned for further growth Revenue Diversification Promotes Positive Operating Leverage Wealth Management

50 Wealth Management Fees $2,396 $2,419 $2,431 $2,484 $2,554 $2,471 $2,604 $2,583 $2,872 $1,000 $1,500 $2,000 $2,500 $3,000 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021

51 Conservatively Manage Asset Quality Payment Relief Update Excludes PPP Loans (dollars in thousands) 51 3/31/2021 Balance Requested Payment Relief % Requesting Relief CRE / Commercial $ 672,300 $ 47,501 7.07% Home Equity / Consumer $ 91,700 $ 37 0.04% Residential Mortgage $ 155,300 $ 2,093 1.35% Total $ 919,300 $ 49,631 5.40%

52 Conservatively Manage Asset Quality March 31, 2021 • Allowance for loan losses totaled $11.6 million which represented 1.18% of total loans (1.27% excluding PPP loans) and provided 274% coverage of non- performing assets which totaled $4.2 million. • As a result of the economic challenges created by the pandemic, we have built the allowance for loan losses by $2.3 million over the past year as our provision expense has sharply exceeded our net charge-offs.

53 • AmeriServ not operating under CECL so we continue to utilize the incurred loss methodology when determining loan loss reserves. • Within the allowance for loan losses, $1.1 million or almost 10% is considered unallocated or available for general loan portfolio risk. Conservatively Manage Asset Quality March 31, 2021

54 • Acquiring approximately $45 million in deposits associated with 2 Riverview Bank branches • We will continue to operate the Meyersdale branch ($37 million of deposits) and merge the deposits from their Somerset branch ($8 million of deposits) into our existing Somerset location • Logical expansion within our existing market that will cause ASRV to have the fourth largest market share in Somerset County with 4 branches and $150 million in deposits Somerset County Branch Acquisition

55 • Meyersdale is a nice strategic market fit, extending our franchise south towards Maryland and our Hagerstown location • Profitable branch acquisition due to our well-defined use of these deposits Somerset County Branch Acquisition

56 • We plan to use $33 million of these low-cost deposits to replace an institutional deposit that is maturing in September that has a rate of 2.95% • This replacement alone will increase net interest income by approximately $800,000 and eliminate a deposit concentration with a large customer Somerset County Branch Acquisition

57 • The deposits will be acquired for a 3.71% premium or $1.7 million causing modest tangible book value (TBV) dilution of 1.8% • Since the branch acquisition is immediately accretive to ASRV’s earnings, the initial TBV dilution will be earned back in less than 3 years • The branch acquisition has received regulatory approval and is expected to close on May 22, 2021 Somerset County Branch Acquisition

58 • Return capital to shareholders through dividends, share repurchases, or both if feasible. • Focus on growing book value and tangible book value per share • Capital return strategies are always subject to maintaining sufficient capital to support balance sheet growth Capital Allocation Strategies

59 Capital Returns to Shareholders 2018 2019 2020 Three Year Total Common Stock BuyBack Program 2,346,000 2,550,000 151,000 5,047,000 Common Stock Dividends 1,345,000 1,642,000 1,716,000 4,703,000 Total Capital Returned 3,691,000 4,192,000 1,867,000 9,750,000 Net Income 7,768,000 6,028,000 4,598,000 18,394,000 % of Earnings Returned to Shareholderers 47.5% 69.5% 40.6% 53.0%

60 • As a result of the pandemic in 2020 we shifted our focus to capital preservation rather than capital returns • This change was necessary to support strong balance sheet growth, increased customer lending, and to manage heightened credit risk due to the downturn in the economy • Regulatory capital ratios declined modestly between years, but both the Company and Bank remain well capitalized Capital Allocation – Response to Pandemic

61 • The Board of Directors remains committed to continuing to pay our quarterly common stock cash dividend at the current rate of $0.025 per quarter • This dividend provides shareholders with an ongoing cash return and a competitive dividend yield given the continued low interest rate environment • Our common dividend payout ratio was a reasonable 20.8% of first quarter 2021 net income. Capital Allocation – Common Stock Dividends

62 • As a result of regulatory changes, the regulatory focus on banks with an asset size below $3 billion is now on bank capital levels rather than holding company capital levels. • AmeriServ may have an opportunity to reduce the cost of debt housed at our holding company (TRUPS – Tier 1 Capital 8.45% rate and Sub Debt – Tier 2 Capital 6.50% rate) as market conditions for a new sub debt issuance have improved. Additionally, we have better clarity on our asset quality and have gained greater confidence in our earnings power as we have worked through the challenges of the pandemic. Capital Allocation – Holding Company Debt

63 • The ASRV stock price has increased by 38% from last year’s annual meeting and is currently trading at $4.15 a share • Even with this improvement, ASRV stock continues to trade at attractive multiples of 13.8 times trailing 12-month earnings and 76% of tangible book value Capital Allocation – ASRV Stock Price

64 Report On Election

65 Question & Answer Period

66 Stay well and stay safe! Thank you for joining us!